Exhibit 99.1

Investor Contact:	Mark Haden
Bunge Limited
914-684-3398
Mark.Haden@Bunge.com

Media Contact:	Susan Burns
Bunge Limited
914-684-3246
Susan.Burns@Bunge.com

Bunge Limited Announces Resignation of CFO

WHITE PLAINS, NY — August 26, 2010 — Bunge Limited (NYSE: BG), an integrated global agribusiness and food company, today announced that Jacqualyn A. Fouse, Chief Financial Officer, will be leaving the company effective September 24, 2010 to become CFO of Celgene Corporation, a global biopharmaceutical company.  Bunge has initiated a search for Ms. Fouse’s replacement.  Andrew J. Burke, the company’s Global Operational Excellence Officer, will serve as interim CFO.

“Jackie has made many contributions to Bunge during her tenure.  She spearheaded initiatives to increase efficiency and provided valuable leadership during a particularly volatile time in our markets and the global economy,” said Alberto Weisser, Chairman and Chief Executive Officer, Bunge Limited.  “I would like to express our appreciation and wish her success in her future endeavors.  At the same time, I am pleased that Drew will serve as interim CFO.  He is a highly experienced executive with strong finance and operational expertise.  Given his deep knowledge of Bunge, we expect a smooth transition.”

Ms. Fouse stated, “I’m honored to have served as Bunge’s CFO, and I am proud of what we have accomplished.  Bunge has a bright future, and I wish the team all the best.”

Mr. Burke, age 55, joined Bunge in 2002 and has served as co-CEO, Bunge Global Agribusiness and Bunge Product Lines, and as Managing Director, Soy Ingredients and New Business Development.  Mr. Burke acted as interim Chief Financial Officer from April to July 2007.  Prior to joining Bunge, he was CEO of Degussa Corporation, the U.S. subsidiary of the German chemical concern, where he also served as CFO and held a variety of finance and management positions.

About Bunge

Bunge Limited (www.bunge.com, NYSE: BG) is a leading global agribusiness and food company with approximately 32,000 employees in more than 30 countries.  Bunge buys, sells, stores and transports oilseeds and grains to serve customers worldwide;

processes oilseeds to make protein meal for animal feed and edible oil products for commercial customers and consumers; produces sugar and ethanol from sugarcane; mills wheat and corn to make ingredients used by food companies; and sells fertilizer in North and South America.  Founded in 1818, the company is headquartered in White Plains, New York.

Cautionary Statement Concerning Forward-Looking Statements

This press release contains both historical and forward-looking statements.  All statements, other than statements of historical fact are, or may be deemed to be, forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  These forward-looking statements are not based on historical facts, but rather reflect our current expectations and projections about our future results, performance, prospects and opportunities.  We have tried to identify these forward-looking statements by using words including “may,” “will,” “should,” “could,” “expect,” “anticipate,” “believe,” “plan,” “intend,” “estimate,” “continue” and similar expressions.  These forward-looking statements are subject to a number of risks, uncertainties and other factors that could cause our actual results, performance, prospects or opportunities to differ materially from those expressed in, or implied by, these forward-looking statements.  The following important factors, among others, could affect our business and financial performance: industry conditions, including fluctuations in supply, demand and prices for agricultural commodities and other raw materials and products used in our business; fluctuations in energy and freight costs and competitive developments in our industries; the effects of weather conditions and the outbreak of crop and animal disease on our business; global and regional agricultural, economic, financial and commodities market, political, social and health conditions; the outcome of pending regulatory and legal proceedings; our ability to complete, integrate and benefit from acquisitions, dispositions, joint ventures and strategic alliances; our ability to achieve the efficiencies, savings and other benefits anticipated from our cost reduction, margin improvement and other business optimization initiatives; changes in government policies, laws and regulations affecting our business, including environmental regulations, agricultural and trade policies, tax regulations and biofuels legislation; and other factors affecting our business generally.  The forward-looking statements included in this release are made only as of the date of this release, and except as otherwise required by federal securities law, we do not have any obligation to publicly update or revise any forward-looking statements to reflect subsequent events or circumstances.

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